Exhibit 99.2

Paper | Packaging | Solutions 2025 Second Quarter Results July 30, 2025

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 2 Forward Looking Statements The presentation includes certain “forward-looking statements” (including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, the plans, strategies, outcomes, outlooks, and prospects, both business and financial, of Smurfit Westrock, the expected benefits of the completed Combination including, but not limited to, synergies as well as our scale, geographic reach and product portfolio, demand outlook, impact of announced closures, additional economic downtime, and any other statements regarding the Company's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events, outlook, or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of the Company, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination. Important factors that could cause actual results to differ materially from plans, estimates or expectations include: changes in demand environment, our ability to deliver on our closure plan and associated efforts; our future cash payments associated with these initiatives; potential future cost savings associated with such initiatives; the amount of charges and the timing of such charges or actions described herein; potential future impairment charges; accuracy of assumptions associated with the charges; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs, geo-economic fragmentation and protectionism such as tariffs, trade wars or similar governmental actions affecting the flows of goods, services or currency (including the implementation of tariffs by the US federal government and reciprocal tariffs and other protectionist or retaliatory measures governments in Europe, Asia, and other countries have taken or may take in response; the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; developments related to pricing cycles and volumes; intense competition; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made events, including the ability to function remotely during long-term disruptions; the Company's ability to respond to changing customer preferences and to protect intellectual property; the amount and timing of the Company's capital expenditures; risks related to international sales and operations; failures in the Company's quality control measures and systems resulting in faulty or contaminated products; cybersecurity risks, including threats to the confidentiality, integrity and availability of data in the Company's systems; works stoppages and other labor disputes; the Company’s ability to establish and maintain effective internal controls over financial reporting in accordance with the Sarbanes Oxley Act of 2002, as amended, and remediate any weaknesses in controls and processes; the Company's ability to retain or hire key personnel; risks related to sustainability matters, including climate change and scarce resources, as well as the Company's ability to comply with changing environmental laws and regulations; the Company's ability to successfully implement strategic transformation initiatives; results and impacts of acquisitions by the Company; the Company's significant levels of indebtedness; the impact of the Combination on the Company's credit ratings; the potential impairment of assets and goodwill; the availability of sufficient cash to distribute dividends to the Company's shareholders in line with current expectations; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations; legal proceedings instituted against the Company; actions by third parties, including government agencies; the Company's ability to promptly and effectively integrate Smurfit Kappa's and WestRock's businesses; the Company's ability to achieve the synergies and value creation contemplated by the Combination; the Company's ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that the Company should be treated as a US corporation or be subject to certain unfavorable US federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company's group operates or in economic or technological trends or conditions, and other risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 . Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the UK Market Abuse Regulation and other applicable regulations), the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 3 Non-GAAP Financial Measures and Reconciliations Smurfit Westrock plc (“Smurfit Westrock”) reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s Board of directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing its ongoing performance. Smurfit Westrock management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures are not intended to be considered in isolation of or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and should be viewed in addition to, and not as an alternative for, the GAAP results. The non GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA”, “Adjusted EBITDA Margin” and “Adjusted Free Cash Flow”. We discuss below details of the non-GAAP financial measures presented by us and provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Definitions Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin” to evaluate its overall performance. The composition of Adjusted EBITDA is not addressed or prescribed by GAAP. Smurfit Westrock defines Adjusted EBITDA as net (loss) income before income tax expense, depreciation, depletion and amortization, interest expense, net, pension and other postretirement non-service (income) expense, net, share based compensation expense, other (expense) income, net, amortization of fair value step up on inventory, transaction and integration-related expenses associated with the Combination, impairment and restructuring costs and other specific items that management believes are not indicative of the ongoing operating results of the business. Management believes Adjusted EBITDA and Adjusted EBITDA Margin measures provide Smurfit Westrock’s management, Board of directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s performance relative to other periods because it adjusts out non-recurring items that management believes are not indicative of the ongoing results of the business. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Sales. Smurfit Westrock uses the non-GAAP financial measure “Adjusted Free Cash Flow”. Smurfit Westrock defines Adjusted Free Cash Flow as net cash provided by operating activities as adjusted for capital expenditures and to exclude certain costs not reflective of underlying ongoing operations. Management utilizes this measure in connection with managing Smurfit Westrock’s business and believes that Adjusted Free Cash Flow is useful to investors as a liquidity measure because it measures the amount of cash generated that is available, after reinvesting in the business, to maintain a strong balance sheet, pay dividends, repurchase stock, service debt and make investments for future growth. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. By adjusting for certain items that are not indicative of Smurfit Westrock’s underlying operational performance, Smurfit Westrock believes that Adjusted Free Cash Flow also enables investors to perform meaningful comparisons between past and present periods.

Smurfit Westrock Q2 | 2025 Results | 4 Paper | Packaging | Solutions Significant improvement within North America business EMEA & APAC continued outperformance Outstanding margin performance from LATAM business Fitch upgrade to BBB+ Continued optimization of our system Delivering to guidance - strong second quarter performance Adjusted EBITDA* of $1,213 million Adjusted EBITDA margin* of 15.3% Smurfit Westrock Q2 | 2025 Results | 4 *Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures.

Smurfit Westrock Q2 | 2025 Results | 5 Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | Successful integration Identified and delivered significant synergy benefits Sharper operating and commercial focus Continued capital investment across all three regions Optimization of the paper and converting operations Achievements in year one Building a better business Delivering a measurable improvement

Smurfit Westrock Q2 | 2025 Results | 6 Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | Owner-operator model Customer-first mindset Simplification of structure Rigorous focus on cost take-out Continued development of synergy and margin enhancement program Our operating model Our people, Our culture Delivering a measurable improvement

Smurfit Westrock Q2 | 2025 Results | 7 Paper | Packaging | Solutions ~$1bn spend across the system, including; >$450 million of investment in the paper system to increase efficiency, take out cost and improve the sustainability profile of our mills >$450 million of investment in our packaging business, equipping those facilities to deliver class leading quality and service, capture growth and provide the most innovative packaging solutions for our customers Quick win programs progressing Investment and awards Six months to June 39 awards globally for design, innovation and sustainability Smurfit Westrock Q2 | 2025 Results | 7

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 8 Financials

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 9 $7.940 Billion Net Sales $1.213 Billion Adjusted EBITDA* 15.3% Adjusted EBITDA Margin* Q2 2025 Smurfit Westrock results *Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures. Smurfit Westrock Q2 | 2025 Results | 9 $387 Million Adjusted Free Cash Flow*

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 10 Q2 Highlights Smurfit Westrock North America EMEA & APAC LATAM Net Sales (aggregate) $4.8 billion $2.8 billion $0.5 billion Adjusted EBITDA* $752 million $372 million $123 million Adjusted EBITDA Margin* 15.8% 13.4% 23.7% Corrugated Volume Δ (4.5%) 0.1% (1.9%) *Adjusted EBITDA and Adjusted EBITDA Margin are our GAAP measures of segment profitability because they are used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance. 10

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 11 Growth, integration and sustainability focused 2025 – $2.2bn - $2.4bn Progressive policy* is a key component of capital allocation discussion Last quarterly dividend of $0.4308 per ordinary share Strong investment grade credit rating with a long-term target of <2x net leverage ratio. On July 2, Fitch upgraded our long-term issuer rating to BBB+ with stable outlook Selective when other capital allocation demands have been satisfied Capital expenditure Dividend Balance sheet Other shareholder returns Capital allocation Disciplined approach – returns based Disciplined, value M+A accretive approach Capital allocation *Subject to applicable law and required Board approvals Paper | Packaging | Solutions

Smurfit Westrock Q2 | 2025 Results | 12 Paper | Packaging | Solutions $400 million contribution to Adjusted EBITDA*, full run rate exiting 2025 We expect approximately $350 million will be captured in Adjusted EBITDA* in 2025 - Approx. $180 million was achieved in H1 2025 Operational and commercial improvement opportunities at least equal to the stated synergy target of $400 million Synergies Smurfit Westrock Q2 | 2025 Results | 12 Adjusted EBITDA* Guidance Q3 2025 – Approximately $1.3 billion FY 2025 – Between $5.0 billion and $5.2 billion *Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 13 Conclusion

Smurfit Westrock Q2 | 2025 Results | 14 Paper | Packaging | Solutions Conclusion Significant business improvement in year one post-merger - plenty more to play for Significant opportunity across each region Building on strong foundations to be the go-to innovation and sustainable packaging partner of choice Shareholder aligned team with a strong track record of delivery Smurfit Westrock Q2 | 2025 Results | 14 “ “ With our geographic reach, unrivalled product portfolio and most importantly our people, we see extensive opportunities across all our regions and I am increasingly excited about the performance and prospects of the business - Tony Smurfit

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 15 Appendices

Paper | Packaging | Solutions EBITDA margin* Dividend** Net leverage ratio* Return on capital employed* 10 12 14 16 18 20 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 5 10 15 20 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 0.5 1 1.5 2 2.5 3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 50 100 150 200 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 *EBITDA margin, net leverage ratio and return on capital employed are historic reported non-GAAP IFRS performance measures, and are calculated in euro. Graphs represent historical financial performance under legacy Smurfit Kappa Group. Prior performance is not necessarily indicative of future results. ** Dividend history represents legacy Smurfit Kappa Group dividends. Any future dividends are subject to market conditions and appropriate Board approvals. % % € cent Proven track record of delivery • Applying the owner/operator, performance-led culture • De-centralizing operations • Visibility on detailed P&L and balance sheet – Applying a sharper commercial focus – Streamlining operating costs and reducing bureaucracy • Expanding training and development opportunities - internal training supplemented with best-in-class external contributors (e.g. INSEAD, Harvard) • Application of disciplined capital allocation and execution Smurfit Westrock Q2 | 2025 Results | 16

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 17 Cash interest ~$0.7 billion Cash tax ~$0.6 billion Effective tax rate ~26% Capital expenditure $2.2 billion – $2.4 billion 2025 Q3 Adjusted EBITDA* ~ $1.3 billion 2025 FY Adjusted EBITDA* $5.0 billion - $5.2 billion 2025 Guidance *Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 18 Reconciliations to most comparable GAAP measure Set forth below is a reconciliation of the non-GAAP financial measures Adjusted EBITDA and Adjusted EBITDA Margin to Net (Loss) Income and Net (Loss) Income Margin, the most directly comparable GAAP measures, for the periods indicated (in millions, except margins). (1) Impairment and restructuring costs for the three months ended June 30, 2025 include impairment charges of $176 million, severance and other restructuring costs of $54 million associated with previously announced closures and costs associated with other individually immaterial restructuring plans totaling $50 million (three months ended June 30, 2024: $- million). (2) Other adjustments for the three months ended June 30, 2025, include losses at closed facilities of $12 million (three months ended June 30, 2024: $- million). Three months ended June 30, 2025 2024 Net (loss) income $ (26) $ 132 Income tax expense 84 55 Depreciation, depletion and amortization 613 160 Impairment and restructuring costs (1) 280 - Transaction and integration-related expenses associated with the Combination 21 60 Interest expense, net 182 33 Pension and other postretirement non-service (income) expense, net (7) 29 Share-based compensation expense 36 16 Other expense (income), net 18 (5) Other adjustments (2) 12 - Adjusted EBITDA $ 1,213 $ 480 Net Sales $ 7,940 $ 2,969 Net (Loss) Income Margin (Net (Loss) Income/Net Sales) (0.3)% 4.4% Adjusted EBITDA Margin (Adjusted EBITDA/Net Sales) 15.3% 16.2%

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 19 Reconciliations to most comparable GAAP measure (continued) Set forth below is a reconciliation of the non-GAAP financial measure Adjusted Free Cash Flow to Net cash provided by operating activities, the most directly comparable GAAP measure, for the period indicated (in millions). Three months ended June 30, 2025 2024 Net cash provided by operating activities $ 829 $ 340 Capital expenditures (522) (177) Free Cash Flow $ 307 $ 163 Adjustments: Transaction and integration costs 21 23 Restructuring costs 68 4 Tax on above items (9) (1) Adjusted Free Cash Flow $ 387 $ 189

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2025 Results | 20